SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 23, 2006

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada	0-11550	36-3207413

(State or Other Jurisdiction	(Commission file	(IRS Employer
of Incorporation)	Number)	Identification No.)

99 Wood Avenue South, Suite 311, Iselin, NJ	08830

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.         14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.         13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

On October 23, 2006, a Rights Agreement Amendment was executed to the Rights Agreement, dated as of September 5, 2002, between Pharmos Corporation (the “Company”) and American Stock Transfer & Trust Co. The amendment, which is attached as exhibit 4.1 hereto, serves to exclude the previously announced acquisition transaction between the Company and Vela Pharmaceuticals Inc. (which transaction was consummated on October 25, 2006) from triggering a distribution of rights dividends under the Rights Agreement to holders of the Company’s Common Stock.

Item 9.01 Financial Statements and Exhibits.

Exhibits

4.1	Rights Agreement Amendment, dated October 23, 2006, between Pharmos Corporation and American Stock Transfer & Trust Co.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of October, 2006.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill

Name:	S. Colin Neill
Title:	Senior Vice President and Chief Financial Officer